UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 27, 2021

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2021, in connection with the previously announced public offering, Prospect Capital Corporation (the “Company”) issued $300,000,000 in aggregate principal amount of its 3.364% Notes due 2026 (the “Notes”) under an indenture, dated as of February 16, 2012, between the Company and American Stock Transfer & Trust Company, LLC, as trustee (the “Original Trustee”), as amended by the Agreement of Resignation, Appointment and Acceptance, dated as of March 12, 2012, by and among the Company, the Original Trustee and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of May 27, 2021 (the “Supplemental Indenture”), establishing the form and terms of the Notes (collectively, the “Indenture”).
The Notes will mature on November 15, 2026 and will bear interest at a rate of 3.364% per year payable semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2021. The Notes will be general senior unsecured obligations of the Company, will rank equally in right of payment with the Company’s existing and future senior unsecured debt, and will rank senior in right of payment to any potential subordinated debt, should any be issued in the future.
The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date: (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate (as defined in the Supplemental Indenture) plus 45 basis points; provided, however, that if the Company redeems any Notes on or after October 15, 2026 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.
In addition, if a Change of Control Repurchase Event (as defined in the Supplemental Indenture) occurs prior to maturity of the Notes, holders of the Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
The Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A), as modified by Section 61(a), of the Investment Company Act of 1940, or any successor provisions, and (ii) provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934. These and other covenants are subject to important limitations and exceptions that are described in the Indenture.
The Notes were offered and sold in an offering that was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-236415) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated May 20, 2021 and a final prospectus supplement dated May 20, 2021. The transaction closed on May 27, 2021. The Company expects to use the net proceeds of the offering primarily for the refinancing of existing indebtedness, including but not limited to, redemption of its 6.250% Senior Notes due 2028 and repayment of borrowings under its revolving credit facility. The Company intends to use the remainder of the net proceeds from the offering, if any, to maintain balance sheet liquidity, including investments in high quality short-term debt instruments, and thereafter to make long-term investments in accordance with its investment objective.
The foregoing summary of the Supplemental Indenture and the Notes set forth above does not purport to be complete and is subject to, and is qualified in its entirety by reference to the full text of the Supplemental Indenture (which is attached as Exhibit 4.1 hereto), the form of global notes representing the Notes (attached as an exhibit to the Supplemental Indenture) and the full text of the Indenture, which was filed as Exhibit (d)(7) to the Company’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2, filed on March 1, 2012, each of which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of May 27, 2021, by and between Prospect Capital Corporation and U.S. Bank National Association, as Trustee
4.2	Form of Global Note of 3.364% Notes due 2026 (Incorporated by reference to Exhibit 4.1 hereto)
5.1	Opinion of Venable LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  May 27, 2021

Index to Exhibits

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of May 27, 2021, by and between Prospect Capital Corporation and U.S. Bank National Association, as Trustee
4.2	Form of Global Note of 3.364% Notes due 2026 (Incorporated by reference to Exhibit 4.1 hereto)
5.1	Opinion of Venable LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

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